UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to 240.14a-12

    Life Technologies Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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The following communication was sent to employees of Life Technologies on May 21, 2013:

May 21, 2013

Team,

I’m pleased to announce that we have met one of the first milestones in the process to combine with Thermo Fisher Scientific. On May 21, 2013, we filed our proxy statement with the U.S. Securities and Exchange Commission (SEC), which is a necessary step before we can hold our shareholder meeting to vote on the transaction.

As you may be aware, a transaction of this size requires multiple regulatory approvals in several countries in which both Life Technologies and Thermo Fisher transact business, as well as the completion of other customary closing requirements. This can be a lengthy process, which is why we expect the transaction to close in early 2014. While we have started high-level discussions around integration planning, given this expected closing date, we plan to begin the more detailed planning later this summer. Susan Crawford, head of our Business Transformation Office, will lead the integration planning for us, and Shiraz Ladiwala, Senior Vice President of Corporate Development and Strategy, will lead the integration planning for Thermo Fisher Scientific.

Since the announcement of the proposed deal, we have had several meetings at the executive level with Thermo Fisher, and have engaged in initial discussions about the future combined company. Representatives of Thermo Fisher have been to several Life Technologies sites over the past few weeks, and will continue to meet with our teams at other sites over the next few months. During that time, Marc Casper, President and CEO of Thermo Fisher, will be visiting various Life Technologies sites around the world as well.

After spending time in the last weeks with Marc and other members of his leadership team, I have become even more energized about the future of our company. I am pleased to report that, in our early discussions, we have agreed to retain the Life Technologies name as a premier brand. I am looking forward to leading the Life Technologies businesses within the combined company, which will continue to be named Thermo Fisher Scientific. During our integration planning process, we will explore ways to maximize opportunities for the combined company to deliver significant value for our customers.

Both companies are ready to begin high level integration planning, and I am committed to providing you with timely updates as we have new information to share. My next update will likely be near the end of the summer. For now, I ask that you continue to meet or exceed our customers’ needs to drive growth for Life Technologies and meet our goals for the year. As you’ve heard before, it should be business as usual for all of you, and that is to focus on what we do best as individuals and as a company – shaping discovery and improving life.

Best regards,

Mark Stevenson

President and COO

Cautionary Statement Regarding Forward-Looking Statements

Any statements in this communication about Life Technologies’ expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance, including statements regarding the proposed acquisition of Life Technologies by Thermo Fisher, the expected timetable for completing the transaction, benefits and synergies of the transaction and future opportunities for the combined company and products and securities, that are not historical facts are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “believe,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “positioned,” “strategy,” “outlook” and similar expressions. Accordingly, all such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements, are the following: the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of stockholder approval; court approval or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the arrangement within the expected time-frames or at all and to successfully integrate Life Technologies’ operations into those of Thermo Fisher; such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees of Life Technologies may be difficult; Thermo Fisher and Life Technologies are subject to intense competition and increased competition is expected in the future; fluctuations in foreign currencies could result in transaction losses and increased expenses; general economic conditions that are less favorable than expected. Additional information and other factors are contained in Life Technologies’ Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and recent current reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”). Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements made by Life Technologies, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication, and Thermo Fisher and Life Technologies undertake no obligation to update any forward-looking statement to reflect events or circumstances after such date.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Life Technologies by Thermo Fisher. In connection with the proposed acquisition, on May 21, 2013, Life Technologies filed a preliminary proxy statement with the SEC. Life Technologies will also file with the SEC and mail to its stockholders a definitive proxy statement. Stockholders of Life Technologies are urged to read all relevant documents filed with the SEC, including Life Technologies’ definitive proxy statement, because they will contain important information about the proposed transaction. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s web site, http://www.sec.gov, or for free from Life Technologies by contacting (760) 603-7208 or ir@lifetech.com. Such documents are not currently available.

Participants in Solicitation

Thermo Fisher and its directors and executive officers, and Life Technologies and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Life Technologies common stock in respect of the proposed transaction. Information about the directors and executive officers of Thermo Fisher is set forth in its proxy statement for Thermo Fisher’s 2013 Annual Meeting of stockholders, which was filed with the SEC on April 9, 2013. Information about the directors and executive officers of Life Technologies is set forth in the proxy statement for Life Technologies’ 2013 Annual Meeting of stockholders, which was filed with the SEC on March 15, 2013. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement relating to the proposed acquisition and other relevant materials filed with the SEC.